Exhibit 99.4
                                                                    ------------

                                ESCROW AGREEMENT


     This ESCROW AGREEMENT (the "Agreement") is entered into as of this 4th day of May, 2005 (the "Closing Date"), among SIMTEK CORPORATION, a Colorado corporation ("Simtek"), CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation ("Cypress"), and U.S. Bank, National Association ("Escrow Agent"). Capitalized terms used herein without definition shall have their respective meanings as provided in the Share Purchase Agreement, dated as of the Closing Date, by and between Simtek and Cypress (the "Purchase Agreement").

     WHEREAS, Simtek and Cypress are entering into a business transaction pursuant to the terms of the Production and Development Agreement, dated as of the Closing Date, by and between Simtek and Cypress (the "Development Agreement"), the Registration Rights Agreement, dated as of the Closing Date, by and between Simtek and Cypress (the "Rights Agreement"), and the Purchase Agreement (collectively, this Agreement, the Development Agreement, the Rights Agreement and the Purchase Agreement are referred to herein as the "Transaction Documents"); and

     WHEREAS, in consideration of the transactions contemplated in the Transaction Documents and subject to the terms and conditions provided herein, Simtek has agreed to deposit $3,000,000 (the "Escrow Deposit") into an escrow account established by Escrow Agent for the benefit of Cypress and Simtek (the "Escrow Account").

     NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

                  I. ESTABLISHMENT OF ESCROW DEPOSIT; SECURITY

     1.1 Escrow Deposit. Contemporaneously with the execution hereof, Simtek has transferred the Escrow Deposit by wire of immediately available funds into the Escrow Account. Escrow Agent will hold and disburse the Escrow Deposit for the benefit of Cypress and Simtek, as the case may be, in accordance with the terms and provisions of this Agreement.

     1.2 Security Interest. The Escrow Deposit shall not be available to satisfy the debts or liabilities of either party other than pursuant to the Transaction Documents. Simtek's obligations to Cypress under the Transaction Documents shall be secured by a first priority security interest in the Escrow Deposit, which Simtek hereby grants to Cypress (the "Security Interest"). Simtek represents and warrants that (i) the Escrow Deposit is free from all liens, encumbrances and security interests, (ii) that it has full right and power to grant the Security Interest to Cypress, (iii) it will defend the Escrow Account against claims and demands of all persons other than Cypress, and (iv) during the term of this Agreement, Simtek shall not incur or permit to exist any mortgage, pledge, lien, security interest or other encumbrance on the Escrow Deposit other than the Security Interest.

     1.3 Investments. Escrow Agent shall invest amounts received by Escrow Agent in Eligible Investments and shall not be responsible or liable for any loss accruing from any investment made in accordance herewith. "Eligible Investments" shall mean direct obligations of, or obligations guaranteed as to principal and interest by, the United States, the remaining maturities of which do not exceed three months. For any period of time before such securities can be purchased by the Escrow Agent or after the securities mature, the Escrow Deposit shall be invested in a U.S. Bank money market account. All earnings and income received from the investment of the Escrow Deposit shall be credited to an account established for Simtek (the "Simtek Account"), and shall become a part of, the Simtek Account (and any losses on such investments shall be debited from the Simtek Account; provided however, that in no event shall the Simtek Account be reduced to below zero as a result of such debits). Amounts in the Simtek Account shall be deemed the property of Simtek, and Simtek shall be entitled to withdraw from the Simtek Account at any time and from time to time during the term of this Agreement.



                              II. THE ESCROW AGENT

     2.1 Appointment. Simtek and Cypress hereby designate and appoint the Escrow Agent as "Escrow Agent" under this Agreement and the Escrow Agent hereby accepts such designation and appointment, subject to all of the provisions of this Agreement.

          (a) Each party to this Agreement (other than the Escrow Agent) acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein, or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its reasonable judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Escrow Agent may act in reliance upon any instructions signed on signature believed by it to be genuine, and may assume that any person who gives any written instructions, notice or receipt, or makes any statements in connection with the provisions hereof, has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.




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

          (b) Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence, bad faith or willful misconduct.

     2.2 Successor. Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days' prior written notice of resignation to Cypress and Simtek or may be removed, with or without cause, by Cypress and Simtek, acting jointly, at any time by giving of thirty (30) day's prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Prior to the effective date of the resignation or removal as specified in such notice, Cypress will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Deposit to a bank or trust company that Cypress selects as successor to the Escrow Agent hereunder, subject to the consent of Simtek (which consent shall not be unreasonably withheld or delayed). If, however, Cypress shall fail to name such a successor escrow agent within twenty (20) days after the notice of resignation from Escrow Agent or removal, Simtek shall be entitled to name such successor escrow agent. If no successor escrow agent is named by Cypress or Simtek, Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent.

     2.3 Compensation, Expenses Reimbursement and Indemnification.

          (a) Cypress agrees (i) to reimburse Escrow Agent for its reasonable attorneys' fees and expenses incurred in connection with the preparation and review of this Agreement and (ii) to pay Escrow Agent's compensation for its normal services hereunder in accordance with Schedule I hereto.

          (b) Cypress and Simtek each agree to reimburse the Escrow Agent for 50% of all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including payment of any reasonable legal fees and out-of-pocket expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder.

          (c) Escrow Agent may obtain reimbursement for its fees and expenses from the Escrow Deposit, including reimbursement from any accrued earnings resulting from the investment of the Escrow Deposit.

          (d) Cypress and Simtek covenant and agree to jointly and severally indemnify Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including, but not limited to, attorneys' fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. The foregoing



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


     indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

     2.4 Dispute Resolution. If, at any time, there shall exist any dispute between Cypress and Simtek with respect to the holding or disposition of any portion of the Escrow Deposit or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Deposit or Escrow Agent's proper actions with respect to its obligations hereunder, or if Cypress and Simtek have not within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section
2.2 hereof, appointed a successor Escrow Agent to act hereunder, then the Escrow Agent, in its sole discretion, may take either or both of the following actions:

          (a) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved and the Escrow Agent has been provided with joint written instructions regarding such dispute or uncertainty or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

          (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in the State of California, for instructions with respect to such dispute or uncertainty, and pay into or deposit with such court all funds and Escrow Deposit held by it in the Escrow Account for holding and disposition in accordance with the instructions of such court.

     The Escrow Agent shall have no liability to Cypress, Simtek or any other person with respect to any such suspension of performance or disbursement to court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent. III. TERM; DISBURSEMENTS

     3.1 Term. This Agreement shall commence on the Closing Date and shall terminate at such time as the entire Escrow Deposit shall have been distributed pursuant to the terms of this Agreement.

     3.2 Milestone Payments. During the term of this Agreement, Simtek shall make payments to Cypress upon the achievement of the development milestones set forth in Exhibit 11 of the Development Agreement (the "Milestone Payments") and in accordance with the Quarterly PE/TE/Qualification/Failure Analysis schedule set forth in Section 3 of Exhibit 11 of the Development Agreement (the "Quarterly Payments"). Such payments shall only be made from the Escrow Deposit by Escrow Agent upon receipt of a written notice signed by Simtek and Cypress specifying the amount of the Escrow Deposit to be released as a Milestone Payment or Quarterly Payment and how such funds are to be disbursed.




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     3.3 Escrow Deposit to Simtek.

          (a) If a Simtek Release Event (as defined herein) occurs, Escrow Agent shall release the Escrow Deposit to Simtek, pursuant to the wire instructions attached hereto as Schedule II, as soon as practicable after the date that is thirty (30) days after the date the Simtek Release Event occurred, unless Escrow Agent has received written notice from Cypress disputing the occurrence of the Simtek Release Event. In such event, Escrow Agent shall be entitled, in its discretion, to take any of the actions set forth in Section 2.4 or Section 2.1(a) hereof.

          (b) For purposes of this Section 3.3, a "Simtek Release Event" shall exist on the date Escrow Agent receives a written certification from Simtek certifying that: (a) the Development Agreement has been terminated by Simtek pursuant to Sections 13.2(a) or 13.2(b) thereof; or (b) the Development Agreement has been terminated by Cypress in accordance with
     Section 13.2(c) thereof.

          (c) A copy of any notice or certification given by either Cypress or Simtek to Escrow Agent pursuant to this Section 3.3 shall be simultaneously delivered to the other party in accordance with the notice provisions set forth in Section 4.3 of this Agreement.

     3.4 Escrow Deposit to Cypress.

          (a) If a Cypress Release Event (as defined herein) occurs, Escrow Agent shall release the Escrow Deposit to Cypress, pursuant to the wire instructions attached hereto as Schedule III, as soon as practicable after the date that is thirty (30) days after the date the Cypress Release Event occurred, unless Escrow Agent has received a written certification from Simtek disputing the occurrence of the Cypress Release Event. In such event, Escrow Agent shall be entitled, in its discretion, to take any of the actions set forth in Section 2.4 or Section 2.1(a) hereof.

          (b) For purposes of this Section 3.4, a "Cypress Release Event:" (a) shall exist on the date Escrow Agent receives a written certification from Cypress certifying that the Development Agreement has been terminated by Cypress pursuant to Sections 13.2(a) or 13.2(b) thereof; (b) the Development Agreement has been terminated by Simtek in accordance with
     Section 13.2.(c) thereof; or (c) the milestone Qual (as defined in the Development Agreement) has been completed.

          (c) A copy of any notice or certification given by either Cypress or Simtek to Escrow Agent pursuant to this Section 3.4 shall be simultaneously delivered to the other party in accordance with the notice provisions set forth in Section 4.3 of this Agreement.

                                IV. MISCELLANEOUS

         4.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be effectively amended, changed, modified or altered, except in writing executed by Simtek, Cypress and Escrow Agent.




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




     4.2 Governing Law. The Agreement shall be governed by and construed pursuant to the laws of the State of California.

     4.3 Notices. Until changed by written notice from one party hereto to the other, all communications under this Agreement shall be in writing and shall be hand delivered or mailed by registered mail to the parties, and shall be deemed given when mailed, as follows:

          Notices to be given to Cypress will be addressed to:
          Cypress Semiconductor Corporation
          3901 North First Street
          San Jose, CA 95134-1599
          Facsimile:  (408) 456-1821
          Attn: Senior Vice President, Memory Products Division

          With a copy to:

          Cypress Semiconductor Corporation
          3901 North First Street
          San Jose, CA 95134-1599
          Facsimile:  (408) 456-1821
          Attn: Laura Norris, Esq.

          If given to Simtek, it will be addressed to:
          Simtek Corporation
          Attention:  Douglas Mitchell
          4250 Buckingham Drive, Suite 100
          Colorado Springs, CO 80907
          Facsimile:  (719) 531-9765

          If given to Escrow Agent, it will be addressed to:

          U.S. Bank, National Association
          Escrow Services
          One California Street, Suite 2250
          San Francisco, CA 94111
          Telephone:  (415) 273-4532
          Facsimile: (415) 273-4591
          Attn: Sheila K. Soares

     4.4 Headings. The captions and headings herein are for convenience only and in no way define or limit the scope or intent of any provisions or sections of this Agreement.



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     4.5 Counterparts. This Agreement may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

     4.6 Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     4.7 Assignment. Neither party may assign its rights or obligations hereunder and any assignment in contravention of the terms hereof shall be void.



                            [Signature page follows]






























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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.


                                      SIMTEK CORPORATION


                                      By:      /S/ DOUGLAS MITCHELL
                                               ---------------------------
                                      Name:    Douglas Mitchell
                                      Title:   CEO/President



                                      CYPRESS SEMICONDUCTOR CORPORATION


                                      By:      /S/ A.R. ALVAREZ
                                               ---------------------------
                                      Name:    A.R. Alvarez
                                      Title:   GM & SR VP Memory Products


                                      ESCROW AGENT:

                                      U.S. BANK, NATIONAL ASSOCIATION

                                      By:      /S/ SHEILA K. SOARES
                                               ---------------------------
                                      Name:    Sheila K. Soares
                                      Title:   Vice President

                                   Schedule I
                                   ----------

                            Escrow Agent Fee Schedule

                                   Schedule II
                                   -----------

                            Simtek Wire Instructions

                                  Schedule III
                                  ------------

                            Cypress Wire Instructions